UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2010 (June 18, 2010)

CardioGenics Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

SIGNATURE

INDEX TO EXHIBITS

EX-3.1: CERTIFICATE OF CHANGE OF CARDIOGENICS HOLDINGS INC. EFFECTIVE JUNE 18, 2010

EX-99.1: PRESS RELEASES DATED JUNE 18, 2010 AND JUNE 21, 2010

Item 5.03 Amendment of Articles of Incorporation or By-Laws; Change in Fiscal Year

On June 18, 2010 CardioGenics Holdings Inc., a Nevada corporation (the “Company”), filed with the Nevada Secretary of State’s Office a Certificate of Change, which effected a 1:10 share consolidation of the Company’s outstanding and authorized shares of common stock (the “Certificate of Change”),

The foregoing description of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Change filed as Exhibit 3.1 hereto, which is incorporated herein by reference. Press releases regarding the filing of the Certificate of Change and the status of the share consolidation are also filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Index to Exhibits

3.1	Certificate of Change of CardioGenics Holdings Inc. Effective June 18, 2010

99.1	Press Releases dated June 18, 2010 and June 21, 2010

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: June 23, 2010